John Hancock Funds III

Supplement dated March 1, 2014 to the current Summary Prospectus

John Hancock Global Shareholder Yield Fund (the “Fund”)

Effective immediately, John Tobin and Kera Van Valen are portfolio managers responsible for managing the Fund, in addition to William W. Priest, CFA, CPA, Eric L. Sappenfield, and Michael A. Welhoelter, CFA. Accordingly, the following is added to the portfolio manager information in the “Fund summary – Portfolio management” section:

John Tobin

Portfolio manager

Managed fund since 2014

Kera Van Valen

Portfolio manager

Managed fund since 2014

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.